Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2296

The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2023-3

(the “Portfolio”)

Supplement to the Prospectus

Effective July 3, 2023, BorgWarner, Inc. (“BWA”) (ticker: BWA) and PHINIA, Inc. (“PHINIA”) (ticker: PHIN) have separated into two publicly traded companies (the “Spin-Off”). In connection with the Spin-Off, shareholders have received a distribution of 1 share of PHINIA common stock for every 5 shares of BWA common stock owned as of the June 23, 2023 record date (the “Record Date”). As a holder of BWA common stock as of the Record Date, the Portfolio has received a distribution of PHINIA common stock. The Portfolio will continue to hold and buy shares of each of BWA and PHINIA.

Supplement Dated: July 5, 2023